Exhibit 13.1

CERTIFICATION

In connection with the Transition Report of Moxian (BVI) Inc (the “Company”) on Form 20-F for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deng Conglin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 7, 2022

By:	/s/ Deng Conglin
Name:	Deng Conglin
Title:	Chief Executive Officer